COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND, INC.

CLASS A (LPXAX), CLASS C (LPXCX), CLASS F (LPXFX), CLASS I (LPXIX),

CLASS R (LPXRX) AND CLASS Z (LPXZX) SHARES

Supplement dated April 29, 2026 to Prospectus dated September 1, 2025

The appendix titled “Robert W. Baird & Co. Incorporated (“Baird”)” of the Prospectus of Cohen & Steers Low Duration Preferred and Income Fund, Inc. is hereby deleted and restated in its entirety as follows:

ROBERT W. BAIRD & CO. INCORPORATED (“BAIRD”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT BAIRD

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
•

Shares purchased within 90 days following a redemption from a Cohen & Steers Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•

A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT BAIRD

•	Shares sold due to death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Shares bought due to returns of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
•	Shares acquired through a right of reinstatement.

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT BAIRD: BREAKPOINTS AND/OR RIGHTS OF ACCUMULATIONS

•	Breakpoints as described in this Prospectus.
•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Cohen & Steers assets held by accounts within the purchaser’s household at Baird. Eligible Cohen & Steers assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Cohen & Steers mutual funds through Baird, over a 13-month period of time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

LPXSSPRO – 4.29.2026